UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 2, 2013

USA Mobility, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32358	16-1694797
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6850 Versar Center, Suite 420, Springfield, Virginia		22151-4148
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(800) 611-8488

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On April 2, 2013, USA Mobility, Inc. (the "Company") received a letter from the NASDAQ Stock Market LLC ("NASDAQ") notifying the Company that it is not in compliance with NASDAQ Listing Rule 5250(c)(1) because its Annual Report on Form 10-K for the year ended December 31, 2012 ("2012 Form 10-K") was not filed on a timely basis with the Securities and Exchange Commission.

The NASDAQ requires the Company to submit a plan within 60 calendar days to regain compliance with NASDAQ’s filing requirements for continued listing. The Company expects to file its 2012 Form 10-K and be in full compliance prior to the due date of the plan.

Item 9.01 Financial Statements and Exhibits.

Exhibit 99.1
Description of Exhibit – USA Mobility, Inc. Press Release dated April 5, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Mobility, Inc.

April 5, 2013	By:	Shawn E. Endsley

Name: Shawn E. Endsley
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

99.1	Description of Exhibit – USA Mobility, Inc. Press Release dated April 5, 2013